[GRAPHIC OMITTED] MFS(SM)
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                               DECEMBER 31, 1997

MFS(R) GOVERNMENT LIMITED MATURITY FUND

[GRAPHIC OMITTED]

THE ROTH IRA IS NOW AVAILABLE (see page 27)

TABLE OF CONTENTS

Letter to Shareholders ....................................................  1
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Tax Form Summary .......................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 19
Report of Ernst & Young LLP, Independent Auditors ......................... 25
The MFS Family of Funds(R) ................................................ 26
Roth IRA .................................................................. 27
The ABCs of Investing ..................................................... 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE YEAR ENDED DECEMBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.30%, CLASS B SHARES 5.61%, CLASS C SHARES 5.56%, AND CLASS I SHARES 6.55%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND CONTINUED TO FOLLOW A VERY CONSERVATIVE APPROACH IN 1997, KEEPING A HIGH POSITION IN CASH TO PROTECT PRINCIPAL AS INTEREST RATES ROSE EARLY IN THE YEAR. THE MORTGAGE POSITION WAS BUILT UP IN THE SECOND HALF OF THE YEAR AS INTEREST RATES STABILIZED AND THE FUND SOUGHT AN IMPROVED YIELD.

   o THE STRONGER U.S. DOLLAR BENEFITED THE FUND BY CREATING MORE DEMAND FOR SHORTER-MATURITY U.S. INVESTMENTS AND PROVIDING SUBSTANTIAL CAPITAL FLOWS.

  NOT FDIC INSURED              MAY LOSE VALUE               NO BANK GUARANTEE


[Graphic Omitted]   MFS Mourns Chairman's Passing
A. Keith Brodkin
                    It is with deep regret that we inform you of the death on February 2, 1998, of
                    A. Keith Brodkin, Chairman and Chief Executive Officer of
                    MFS Investment Management(SM). Mr. Brodkin joined MFS in
                    1970 and made enormous contributions to
                    the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

                                                 more on Mr. Brodkin on page 3

LETTER TO SHAREHOLDERS

Dear Shareholders:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993.

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of D. Richard Smith]
    D. Richard Smith

For the year ended December 31, 1997, Class A shares of the Fund provided a total return of 6.30%, Class B shares 5.61%, Class C shares 5.56%, and Class I shares 6.55%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 7.10% return for the Lehman Brothers One- to Five-Year Government Bond Index (a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to five years). The return of the Fund's Class A shares outperformed the 5.82% return for the average short-term government debt fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. COULD YOU DISCUSS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK IN 1997?

A. During 1997, we continued to follow a very conservative approach. Early in the year, when the Fed raised interest rates, we had a high position in cash; as rates rose, we protected principal. That was the story in the first half of the year, protecting principal and adding incremental yield. In the second half of the year, we built up the Fund's mortgage position. We target about 60% of the Fund to short-term mortgage securities offering stable prepayments and incremental yield versus both cash and U.S. Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WHAT ABOUT THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES?

A. The Fund's duration rate ranges from approximately 1.2% to 2.0%. Because the U.S. economy remained strong, we stayed in the low end of the duration range; now, it's at about 1.4%. That's slightly shorter than the 1.6% average duration rate of similar funds tracked by Lipper. Even though rates are coming down, we try not to extend duration unless we can pick up yield. And with longer-term interest rates, which are below those of many money market investments, coming down, this is not the type of environment in which we would aggressively extend duration.

Q. COULD YOU TALK ABOUT THE FUND'S INVESTMENT PHILOSOPHY AND STRATEGY?

A. The key goal for us is to offer a conservative investment that adds incremental yield versus a portfolio of money market instruments with the potential for marginal principal returns. In 1997, the net asset value of the Fund stayed within a range of five cents for the entire year, and that includes the daily distribution. So, again, we're seeking stable net asset value as well as incremental yield over money market investments.

Q. HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST YEAR?

A. I think the surprise of the year was that growth was stronger, at about 3.3% versus an expectation of about 2.5%. Inflation also stayed low. As a result, we ended up with lower interest rates at the end of the year and a much flatter yield curve; that is, longer-term yields came down as a result of lower inflation expectations, while short-term yields stayed about the same. We've also seen a much stronger dollar, which has created a large flight of foreign capital into the United States, and a much better federal budget situation that should create a surplus fairly soon.

Q. HOW DOES THE STRONGER DOLLAR BENEFIT THE FUND?

A. It creates demand for shorter-maturity U.S. Treasury investments. Capital flows have been quite substantial, although this trend may have begun to reverse. Rates on very short-term instruments, such as three-month U.S. Treasury bills, are at a higher level than they were at the beginning of 1997 by approximately 15 basis points (0.15%) because the Japanese have sold their holdings, but one- to two-year rates are about 25 to 30 basis points (0.25% to 0.30%) lower than they were. So this has also helped flatten the yield curve.

Q. IS THE 75% ALLOCATION TO MORTGAGE-BACKED SECURITIES A HIGH ALLOCATION FOR THE FUND?

A. We don't think so. We look first and foremost for good yield characteristics in the portfolio, and we believe that a 75% allocation to mortgage-backed securities gives the Fund a good core yield. We then put the other 25% in Treasuries to adjust the Fund's yield-curve and overall interest-rate exposures. So by putting that 75% in mortgages, we're adding about 75 to 100 basis points (0.75% to 1.00%) of yield to the Fund.

Q. NOW THAT MORTGAGE RATES ARE AT THEIR LOWEST POINT IN SEVERAL YEARS, HOW DOES THAT AFFECT THE FUND?

A. We watch the level of prepayment exposure very closely. Our mortgage exposure is split into three different sectors. The first is floating-rate securities. The rates on these float off a recognized benchmark, they're not sensitive to prepayments, and we can add incremental yield by making adjustments to the coupon. The second thing we do is to invest in 15-year mortgage-backed securities. They have shorter durations and good yields, and we have not seen the levels of refinancing there that we've seen in 30-year mortgages. The third component of the strategy is to invest in "seasoned" mortgage-backed securities. These are home loans that have been in existence for 10 to 15 years or more, have low loan balances, and include homeowners who have had the opportunity to refinance before but have not elected to do it. These securities have much more stable prepayment characteristics than newer mortgage-backed securities. We have not been active in the adjustable-rate mortgage, or ARM, market. We think it's a poor value and a rich sector of the market, so we've avoided it.

Q. ARE THERE ANY POSITIONS IN THE FUND THAT PERFORMED BETTER THAN YOU EXPECTED IN 1997?

A. If you compare the Fund in 1997 to 1996, the number one difference is that we increased the level of mortgage exposure from about 40% of the portfolio to about 75%. The mortgage position really benefited the Fund. One wouldn't have expected it, but in the high-grade market mortgages were the number one performing sector, performing better than Treasuries, better than government-agency securities, better than asset-backed securities, better than corporates. That was a surprise in 1997 but, to be candid, we don't expect the same level of incremental return from mortgages in 1998 as we had last year. That's basically because we have to monitor the refinancing risk closely.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR IN YOUR MARKET, AND HOW ARE YOU POSITIONING THE FUND FOR THOSE CHANGES?

A. We look for the flight to the U.S. market to slow down and for a more stable dollar going forward. We also look for refinancing to be an issue for the next three to six months, with the second half of the year presenting some really good opportunities in the mortgage market. We believe the Fed will maintain a steady interest-rate policy until we see the U.S. employment situation loosen up a bit. Unemployment is very low, and confidence and income growth are high. So we would need confidence to ebb and the jobless situation to get worse before the Fed would lower rates. We're following a more conservative stance early in the year and will look to increase the Fund's interest-rate sensitivity if the yield curve gets steeper and we can put the money to work at higher yields.

/s/D. Richard Smith

   D. Richard Smith
   Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

D. RICHARD SMITH JOINED MFS IN 1993 AS A PORTFOLIO MANAGER AND WAS PROMOTED TO VICE PRESIDENT -- INVESTMENTS IN 1995. A GRADUATE OF VASSAR COLLEGE, HE HOLDS AN M.B.A. FROM VANDERBILT UNIVERSITY AND HAS MANAGED MFS() R GOVERNMENT LIMITED MATURITY FUND SINCE FEBRUARY 1997.

FUND FACTS

OBJECTIVE:          THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE CAPITAL
                    AND TO PROVIDE HIGH CURRENT INCOME (COMPARED TO A
                    PORTFOLIO ENTIRELY INVESTED IN MONEY MARKET
                    INSTRUMENTS).

COMMENCEMENT OF INVESTMENT OPERATIONS: SEPTEMBER 26, 1988

CLASS INCEPTION:    CLASS A  SEPTEMBER 26, 1988
                    CLASS B  SEPTEMBER 7, 1993
                    CLASS C  AUGUST 1, 1994
                    CLASS I  JANUARY 2, 1997

  SIZE:             $243.3 MILLION NET ASSETS AS OF DECEMBER 31, 1997

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Government Limited Maturity Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from October 1, 1988, through December 31, 1997)

              MFS             Consumer         Lehman Brothers
           Government          Price              1-5 year
            Limited            Index             Government
         Maturity Fund           -                  Bond
          - Class A            U.S.                Index
------------------------------------------------------------------------------
10/88       $ 9,747           $10,000             $10,000
12/89       $10,841           $10,526             $11,250
12/91       $12,321           $11,511             $13,960
12/93       $14,040           $12,170             $15,920
12/95       $15,378           $12,804             $17,780
12/97       $16,834           $13,523             $19,909

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                       1 Year      3 Years      5 Years      Life of Fund*
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class A)
  including 2.50% sales charge (SEC results)           +3.59%       +5.61%       +4.31%             +5.78%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class A)
  at net asset value                                   +6.30%       +6.50%       +5.11%             +6.07%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class B)
  with CDSC (SEC results)                              +1.61%       +4.72%       +4.01%             +5.65%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class B)
  at net asset value                                   +5.61%       +5.62%       +4.33%             +5.65%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class C)
  with CDSC (SEC results)                              +4.56%       +5.63%       +4.45%             +5.72%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class C)
  at net asset value                                   +5.56%       +5.63%       +4.45%             +5.72%
------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund (Class I)
  at net asset value                                   +6.55%       +6.54%       +5.13%             +6.08%
------------------------------------------------------------------------------------------------------------
Average short-term U.S. government fund**              +5.82%       +6.67%       +5.02%             +6.58%
------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-5 Year Government
  Bond Index**                                         +7.10%       +8.03%       +5.98%             +7.73%
------------------------------------------------------------------------------------------------------------
Consumer Price Index#+                                 +2.15%       +2.67%       +2.69%             +3.45%
------------------------------------------------------------------------------------------------------------
  *  For the period from the commencement of the Fund's investment operations, September 26, 1988, through
     December 31, 1997.
 **  Source: Lipper Analytical Services, Inc.
  +  Source: CDA/Wiesenberger.
  #  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed with 12 months. Class I shares ("I"), which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1997

LARGEST SECTORS

Mortgage Backed          60%
U.S. Treasuries          21%
Cash                     19%

For a more complete breakdown, refer to the Portfolio of Investments.

TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Bonds - 80.9%
----------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
ISSUER                                                      (000 OMITTED)          VALUE
----------------------------------------------------------------------------------------
U.S. Federal Agencies - 56.5%
    Federal Home Loan Mortgage Corp., 6s, 2018                    $13,062   $ 13,024,833
    Federal Home Loan Mortgage Corp., 6.35s, 2027                  26,115     26,400,431
    Federal Home Loan Mortgage Corp., 7s, 2001                     19,482     19,835,038
    Federal Home Loan Mortgage Corp., 7.5s, 2002                    8,645      8,851,778
    Federal Home Loan Mortgage Corp., 8s, 2005 - 2020               9,149      9,246,334
    Federal Home Loan Mortgage Corp., 9s, 2005                      2,842      2,983,627
    Federal Home Loan Mortgage Corp., 9.25s, 2019                   2,499      2,741,845
    Federal National Mortgage Assn., 6.5s, 2010 - 2012             14,937     14,955,288
    Federal National Mortgage Assn., 7s, 2002 - 2010                4,361      4,432,489
    Federal National Mortgage Assn., 7.5s, 2000                     5,331      5,442,846
    Federal National Mortgage Assn., 8s, 2001 - 2022               20,623     21,232,049
    Federal National Mortgage Assn., 10s, 2025                      7,493      8,245,446
                                                                            ------------
                                                                            $137,392,004
----------------------------------------------------------------------------------------
U.S. Government Guaranteed - 24.4%
  Government National Mortgage Association - 3.6%
    GNMA, 8.5s, 2002 - 2010                                       $ 3,029   $  3,172,719
    GNMA, 9s, 2001 - 2007                                           5,342      5,665,570
                                                                            ------------
                                                                            $  8,838,289
----------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 20.8%
    U.S. Treasury Notes, 8.875s, 1998                             $ 5,000   $  5,134,350
    U.S. Treasury Notes, 9.125s, 1999                              15,500     16,195,020
    U.S. Treasury Notes, 7.875s, 2001                               6,000      6,414,360
    U.S. Treasury Notes, 8s, 2001                                  10,000     10,682,800
    U.S. Treasury Notes, 6.25s, 2002                               12,000     12,238,080
                                                                            ------------
                                                                            $ 50,664,610
----------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                            $ 59,502,899
----------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $195,893,548)                                 $196,894,903
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 17.1%
----------------------------------------------------------------------------------------
    Investments in repurchase agreements with Goldman
      Sachs, in a joint trading account ($181,587,655),
      dated 12/31/97, due 1/02/98, total to be received
      $183,036,657, collateralized by U.S. Treasury
      Notes (with $172,121,000 par and valued at
      $179,447,703),
      at cost                                                     $41,586   $ 41,586,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $237,479,548)                           $238,480,903

OTHER ASSETS, LESS LIABILITIES - 2.0%                                          4,775,465
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $243,256,368
----------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
DECEMBER 31, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $195,893,548)       $196,894,903
  Repurchase agreement, at value                                41,586,000
                                                              ------------
      Total investments at value (identified cost,
        $237,479,548)                                         $238,480,903
  Cash                                                              77,521
  Receivable for Fund shares sold                                1,229,764
  Receivable for investments sold                                3,149,124
  Interest receivable                                            1,457,150
  Other assets                                                       2,587
                                                              ------------
      Total assets                                            $244,397,049
                                                              ------------

Liabilities:
  Payable for Fund shares reacquired                          $    520,105
  Distributions payable                                            444,169
  Payable to affiliates -
    Management fee                                                   2,645
    Shareholder servicing agent fee                                    761
    Distribution and service fee                                    19,324
    Administrative fee                                                  99
  Accrued expenses and other liabilities                           153,578
                                                              ------------
      Total liabilities                                       $  1,140,681
                                                              ------------
Net assets                                                    $243,256,368
                                                              ============
Net assets consist of:
  Paid-in capital                                             $266,875,177
  Unrealized appreciation on investments                         1,001,355
  Accumulated net realized loss on investments                 (24,001,532)
  Accumulated distributions in excess of net investment
    income                                                        (618,632)
                                                              ------------
      Total                                                   $243,256,368
                                                              ============
Shares of beneficial interest outstanding                      28,962,749
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $190,039,305 / 22,612,048 shares of
     beneficial interest outstanding)                            $8.40
                                                                 =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                   $8.62
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $34,843,084 / 4,154,612 shares of
     beneficial interest outstanding)                            $8.39
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $18,192,230 / 2,174,461 shares of
     beneficial interest outstanding)                            $8.37
                                                                 =====

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $181,749 / 21,628 shares
    of beneficial interest outstanding)                          $8.40
                                                                 =====
On sales of $50,000 or more, the offering price of Class
A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Interest income                                             $18,198,274
                                                             ------------
  Expenses -
    Management fee                                           $  1,022,868
    Trustees' compensation                                         46,528
    Shareholder servicing agent fee                               332,333
    Distribution and service fee (Class A)                        303,865
    Distribution and service fee (Class B)                        317,290
    Distribution and service fee (Class C)                        194,299
    Administrative fee                                             29,635
    Custodian fee                                                 104,681
    Printing                                                       40,426
    Postage                                                        36,567
    Auditing fees                                                  21,251
    Legal fees                                                      4,740
    Miscellaneous                                                 132,368
                                                             ------------
      Total expenses                                         $  2,586,851
    Fees paid indirectly                                          (72,957)
                                                             ------------
      Net expenses                                           $  2,513,894
                                                             ------------
        Net investment income                                 $15,684,380
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investments       $ (3,540,264)
  Change in unrealized appreciation on investments              3,219,384
                                                             ------------
        Net realized and unrealized loss on investments      $   (320,880)
                                                             ------------
          Increase in net assets from operations             $ 15,363,500
                                                             ============

See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             1997                       1996
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 15,684,380               $ 18,926,751
  Net realized loss on investments                                 (3,540,264)                (4,741,975)
  Net unrealized gain (loss) on investments                         3,219,384                 (6,064,184)
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 15,363,500               $  8,120,592
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(12,733,885)              $(15,042,192)
  From net investment income (Class B)                             (1,844,464)                (1,810,243)
  From net investment income (Class C)                             (1,062,463)                (1,094,415)
  From net investment income (Class I)                                 (9,589)                 --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(15,650,401)              $(17,946,850)
                                                                 ------------               ------------
      Net decrease in net assets from Fund share
        transactions                                             $(40,291,031)              $ (6,417,894)
                                                                 ------------               ------------
      Total decrease in net assets                               $(40,577,932)              $(16,244,152)
Net assets:
  At beginning of period                                          283,834,300                300,078,452
                                                                 ------------               ------------

At end of period (including distributions in excess of net
  investment income of $618,632 and $90,011, respectively)       $243,256,368               $283,834,300
                                                                 ============               ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1997              1996              1995              1994            1993
-------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 8.41            $ 8.68            $ 8.42            $ 8.99          $ 8.98
                                                   ------            ------            ------            ------          ------

Income from investment operations# -
  Net investment income                            $ 0.53            $ 0.56            $ 0.59            $ 0.54          $ 0.52
  Net realized and unrealized gain (loss)
   on investments                                   (0.02)            (0.30)             0.25             (0.61)           0.10
                                                   ------            ------            ------            ------          ------
      Total from investment operations             $ 0.51            $ 0.26            $ 0.84            $(0.07)         $ 0.62
                                                   ------            ------            ------            ------          ------

Less distributions declared to shareholders -
  From net investment income                       $(0.52)           $(0.53)           $(0.58)           $(0.50)         $(0.51)
  From net realized gain on investments               --                --                --                --            (0.10)
                                                   ------            ------            ------            ------          ------

      Total distributions declared to
       shareholders                                $(0.52)           $(0.53)           $(0.58)           $(0.50)         $(0.61)
                                                   ------            ------            ------            ------          ------
Net asset value - end of period                    $ 8.40            $ 8.41            $ 8.68            $ 8.42          $ 8.99
                                                   ======            ======            ======            ======          ======
Total return(+)                                     6.30%             2.98%            10.36%           (0.76)%           7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.84%             0.84%             0.88%             0.89%           1.14%
  Net investment income                             6.27%             6.55%             6.91%             6.28%           5.62%
Portfolio turnover                                   266%              301%              447%              328%            247%
Net assets at end of period (000 omitted)        $190,039          $226,976          $248,955          $257,154        $345,597

  # Per share data for the periods subsequent to December 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                                          YEAR ENDED DECEMBER 31,                             FEBRUARY 28,
                                               ----------------------------------------------        ------------------------------
                                                     1992              1991           1990(S)              1990           1989*
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 9.06            $ 9.09            $ 9.33            $ 9.51          $ 9.63
                                                   ------            ------            ------            ------          ------

Income from investment operations -
  Net investment income                            $ 0.49            $ 0.52            $ 0.53            $ 0.69          $ 0.23
  Net realized and unrealized gain (loss)
   on investments                                    0.07              0.21            --                  0.10           (0.11)
                                                   ------            ------            ------            ------          ------
      Total from investment operations             $ 0.56            $ 0.73            $ 0.53            $ 0.79          $ 0.12
                                                   ------            ------            ------            ------          ------

Less distributions declared to shareholders -
  From net investment income                       $(0.45)           $(0.49)           $(0.48)           $(0.67)         $(0.17)
  From net realized gain on investments             (0.14)           --                --                 (0.14)          (0.02)
  From paid in capital                              (0.05)            (0.27)            (0.29)            (0.16)          (0.05)
                                                   ------            ------            ------            ------          ------

      Total distributions declared to
       shareholders                                $(0.64)           $(0.76)           $(0.77)           $(0.97)         $(0.24)
                                                   ------            ------            ------            ------          ------
Net asset value - end of period                    $ 8.98            $ 9.06            $ 9.09            $ 9.33          $ 9.51
                                                   ======            ======            ======            ======          ======
Total return(+)                                     6.51%             8.44%             7.39%+            8.43%           3.02%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                          1.38%             1.33%             1.40%+            1.43%           1.41%+
  Net investment income                             5.50%             5.89%             7.01%+            7.16%           6.97%+
Portfolio turnover                                   391%            1,256%              845%              615%            170%
Net assets at end of period (000 omitted)        $296,788          $365,644          $427,849          $350,011        $117,584

   * For the period from the commencement of the Fund's investment operations, September 26, 1988, through February 28, 1989.
   + Annualized.
 (+) Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (S) For the 10 months ended December 31, 1990.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1997             1996             1995             1994         1993**
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.39           $ 8.67           $ 8.41           $ 8.98         $ 9.17
                                                       ------           ------           ------           ------         ------

Income from investment operations# -
  Net investment income                                $ 0.46           $ 0.47           $ 0.51           $ 0.47         $ 0.12
  Net realized and unrealized gain (loss) on
   investments                                            --             (0.30)            0.25            (0.62)         (0.17)
                                                       ------           ------           ------           ------         ------
      Total from investment operations                 $ 0.46           $ 0.17           $ 0.76           $(0.15)        $(0.05)
                                                       ------           ------           ------           ------         ------

Less distributions declared to shareholders -
  From net investment income                           $(0.46)          $(0.45)          $(0.50)          $(0.42)        $(0.11)
  From net realized gain on investments                   --               --               --               --           (0.03)
                                                       ------           ------           ------           ------         ------
      Total distributions declared to
       shareholders                                    $(0.46)          $(0.45)          $(0.50)          $(0.42)        $(0.14)
                                                       ------           ------           ------           ------         ------
Net asset value - end of period                        $ 8.39           $ 8.39           $ 8.67           $ 8.41         $ 8.98
                                                       ======           ======           ======           ======         ======
Total return                                            5.61%            2.08%            9.31%          (1.65)%        (1.54)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.63%            1.72%            1.74%            1.79%          1.83%+
  Net investment income                                 5.48%            5.67%            6.02%            5.42%          4.58%+
Portfolio turnover                                       266%             301%             447%             328%           247%
Net assets at end of period (000 omitted)             $34,843          $34,643          $33,759          $23,918        $11,268

 ** For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
  + Annualized.
  # Per share data for the periods subsequent to December 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1997             1996             1995               1994***         1997****
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C                                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.37           $ 8.65           $ 8.39           $ 8.62           $ 8.40
                                                    ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment income                             $ 0.45           $ 0.48           $ 0.51           $ 0.17           $ 0.53
  Net realized and unrealized gain (loss) on
   investments                                         --             (0.30)            0.25            (0.20)          --
                                                    ------           ------           ------           ------           ------
      Total from investment operations              $ 0.45           $ 0.18           $ 0.76           $(0.03)          $ 0.53
                                                    ------           ------           ------           ------           ------

Less distributions declared to shareholders
from net investment income                          $(0.45)          $(0.46)          $(0.50)          $(0.20)          $(0.53)
                                                    ------           ------           ------           ------           ------
Net asset value - end of period                     $ 8.37           $ 8.37           $ 8.65           $ 8.39           $ 8.40
                                                    ======           ======           ======           ======           ======
Total return                                         5.56%            2.12%            9.33%          (0.33)%++          6.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.69%            1.69%            1.73%            1.62%+           0.69%+
  Net investment income                              5.42%            5.68%            5.87%            6.10%+           6.42%+
Portfolio turnover                                    266%             301%             447%             328%             266%
Net assets at end of period (000 omitted)          $18,192          $22,215          $17,365           $3,403           $  182

 *** For the period from the inception of  Class C, August 1, 1994, through December 31, 1994.
**** For the period from the inception of  Class I, January 2, 1997, through December 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $562,600 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,964,137 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($14,381,215), December 31, 2003, ($2,302,419),
December 31, 2004, ($4,284,511), and December 31, 2005, ($2,995,992).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lesser of (i) 0.40% of the average daily net assets or (ii) 0.38% of average daily net assets and 5.36% of gross investment income.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

        First $1 billion                                     0.0150%
        Next $1 billion                                      0.0125%
        Next $1 billion                                      0.0100%
        In excess of $3 billion                              0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,554 for the year ended December 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,543 for the year ended December 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $47,341 for the year ended December 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended December 31, 1997, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,408 and $4,093 for Class B and Class C shares, respectively, for the year ended December 31, 1997. Fees incurred under the distribution plan during the year ended December 31, 1997, were 0.94% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1997, were $13,630, $120,249, and $37,614 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                             PURCHASES              SALES
-------------------------------------------------------------------------
U.S. government securities                $595,336,656       $677,365,670
                                          ------------       ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $237,516,944
                                                                ------------
Gross unrealized appreciation                                   $  1,254,790
Gross unrealized depreciation                                       (290,831)
                                                                ------------
    Net unrealized appreciation                                 $    963,959
                                                                ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED DECEMBER 31, 1997         YEAR ENDED DECEMBER 31, 1996
                                 -----------------------------------   ----------------------------------
                                          SHARES              AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           10,108,169      $  84,893,500          5,719,260       $ 48,727,419
Shares issued to shareholders
 in reinvestment of
 distributions                           941,826           7,902,273         1,141,768          9,677,959
Transfer to Class I                      (18,266)           (153,434)         --                   --
Shares reacquired                    (15,409,294)       (129,355,674)       (8,536,403)       (72,327,666)
                                     -----------      --------------       -----------       ------------
    Net decrease                      (4,377,565)     $  (36,713,335)       (1,675,375)      $(13,922,288)
                                     ===========      ==============       ===========       ============

Class B Shares
                                        YEAR ENDED DECEMBER 31, 1997         YEAR ENDED DECEMBER 31, 1996
                                 -----------------------------------   ----------------------------------
                                          SHARES              AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,799,236      $   23,450,174         2,611,809       $ 22,099,165
Shares issued to shareholders
 in reinvestment of
 distributions                           136,154           1,140,244           135,194          1,143,275
Shares reacquired                     (2,908,472)        (24,358,371)       (2,513,098)       (21,287,379)
                                     -----------      --------------       -----------       ------------
    Net increase                          26,918      $      232,047           233,905       $  1,955,061
                                     ===========      ==============       ===========       ============

Class C Shares
                                        YEAR ENDED DECEMBER 31, 1997         YEAR ENDED DECEMBER 31, 1996
                                 -----------------------------------   ----------------------------------
                                          SHARES              AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              741,477      $    6,196,341         2,592,106       $ 22,029,403
Shares issued to shareholders
 in reinvestment of
 distributions                            84,275             703,994           109,719            926,677
Shares reacquired                     (1,304,089)        (10,891,877)       (2,056,120)       (17,406,747)
                                     -----------      --------------       -----------       ------------
    Net increase (decrease)             (478,337)      $  (3,991,542)          645,705       $  5,549,333
                                     ===========      ==============       ===========       ============

Class I Shares
                                      PERIOD ENDED DECEMBER 31, 1997*
                                 -----------------------------------
                                          SHARES              AMOUNT
--------------------------------------------------------------------
Shares sold                                5,857            $ 49,185
Shares issued to shareholders
  in reinvestment of
  distributions                            1,145               9,607
Transfer from Class A                     18,266             153,434
Shares reacquired                         (3,640)            (30,427)
                                          ------            --------
    Net increase                          21,628            $181,799
                                          ======            ========

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1997, was $1,698.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund (the Fund), including the schedule of portfolio of investments as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended December 31, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP
Boston, Massachusetts
February 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Government Limited Maturity Fund

Trustees                                          Custodian
                                                  State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),        Auditors
Massachusetts Financial Services Company          Ernst & Young LLP

Marshall N. Cohan - Private Investor              Investor Information
                                                  For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac         call toll free: 1-800-637-4458 anytime from a
Surgery, Brigham and Women's Hospital;            touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                  For information on MFS mutual funds, call
The Hon. Sir J. David Gibbons, KBE - Chief        your financial adviser or, for an information
Executive Officer, Edmund Gibbons Ltd.            kit, call toll free: 1-800-637-2929 any
                                                  business day from 9 a.m. to 5 p.m. Eastern
Abby M. O'Neill - Private Investor                time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer,    Investor Service
Benchmark Advisors, Inc. (corporate financial     MFS Service Center, Inc.
consultants); President, Benchmark Consulting     P.O. Box 2281
Group, Inc. (office services)                     Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice          For general information, call toll free:
President, Director and Secretary,                1-800-225-2606 any business day from
Massachusetts Financial Services Company          8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - Chairman, President,         For service to speech- or hearing-impaired,
and Director, Massachusetts Financial             call toll free: 1-800-637-6576 any business day
Services Company                                  from 9 a.m. to 5 p.m. Eastern time. (To use
                                                  this service, your phone must be equipped with
J. Dale Sherratt - President, Insight             a Telecommunications Device for the Deaf.)
Resources, Inc. (acquisition planning
specialists)                                      For share prices, account balances, and
                                                  exchanges, call toll free: 1-800-MFS-TALK
Ward Smith - Former Chairman (until 1994),        (1-800-637-8255) anytime from a touch-tone telephone.
NACCO Industries (holding company)
                                                  World Wide Web
Investment Adviser                                www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street                               [Dalbar Logo]  For the fourth year in a row,
Boston, MA 02116-3741                                            MFS earned a  #1 ranking in the
Distributor                                        DALBAR, Inc. Broker/Dealer Survey, Main Office
                                                  Operations Service Quality Category. The firm
MFS Fund Distributors, Inc.                       achieved a 3.42 overall score on a scale of
500 Boylston Street                               1 to 4 in the  1997 survey. A total of 111
Boston, MA 02116-3741                             firms responded, offering input on the quality
                                                  of service they received from 29 mutual fund
Portfolio Manager                                 companies nationwide. The survey contained
D. Richard Smith*                                 questions about service quality in 11
                                                  categories, including "knowledge of operations
Treasurer                                         contact," "keeping you informed," and "ease of
W. Thomas London*                                 doing business" with the firm.

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

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MFS(R) GOVERNMENT LIMITED MATURITY FUND                   BULK RATE
                                                         U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116-3741                                        MFS
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INVESTMENT MANAGEMENT
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA
02116-3741
                                                  MGL-2 2/98 21M 28/228/328/828